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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 27, 2002


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through
               Trust 2002-21, Mortgage Pass-Through
               Certificates, Series 2002-21).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


            Delaware               333-92152                   95-4449516
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  (State of Other Jurisdiction    (Commission               (I.R.S. Employer
        of Incorporation)         File Number)              Identification No.)


                   4500 Park Granada
                 Calabasas, California             91302
                 ---------------------          ----------
                 (Address of Principal          (Zip Code)
                  Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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Item 5.       Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2002-21, DEUTSCHE BANK SECURITIES ("DB"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "DB Computational Materials") for distribution to its potential investors. Although the Company provided DB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DB Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DB Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated September 27, 2002.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 24, 2002 and the prospectus supplement dated September 24, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-21.

Item 7.       Financial Statements, Pro Forma Financial
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              Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

   99.1     DB Computational Materials filed on Form SE dated September 27, 2002

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWMBS, INC.




                                             By: / s / Darren Bigby
                                                 ------------------------
                                             Darren Bigby
                                             Vice President


Dated:  September 27, 2002

                                 Exhibit Index



Exhibit                                                               Page
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99.1  DB Computational Materials filed on Form SE dated
      September 27, 2002.                                               6

                                 EXHIBIT 99.1
                                 ------------

      DB Computational Materials filed on Form SE dated September 27, 2002.